EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  10-K  into  the  Company's   previously  filed
Registration Statement File No. 33-45462, No. 33-45463 and No. 33-85274.


                                                      ARTHUR ANDERSEN LLP


Los Angeles, California
June 25, 1999